Exhibit 99.1
IMCH9805,A3--Price/Yield

IMCH985A3
Face=$77,267,000.00
Settle at Pricing


At Pricing
Coupon 6.200000
Factor 1.000000
Accrual begins 19980901

Price               0PPC             50PPC             75PPC           100PPC           125PPC            150PPC          175PPC
                    Yield

  100-06            6.2296            6.1789            6.1347           6.0877           6.0367            5.9926          5.9488
  100-06+           6.2280            6.1758            6.1303           6.0818           6.0293            5.9839          5.9387
  100-07            6.2265            6.1727            6.1258           6.0760           6.0220            5.9752          5.9287
  100-07+           6.2249            6.1696            6.1214           6.0701           6.0146            5.9665          5.9187
  100-08            6.2234            6.1666            6.1170           6.0643           6.0072            5.9577          5.9086
  100-08+           6.2218            6.1635            6.1126           6.0585           5.9998            5.9490          5.8986
  100-09            6.2203            6.1604            6.1082           6.0526           5.9924            5.9403          5.8885
  100-09+           6.2187            6.1573            6.1037           6.0468           5.9850            5.9316          5.8785
  100-10            6.2172            6.1542            6.0993           6.0409           5.9777            5.9229          5.8685
  100-10+           6.2157            6.1512            6.0949           6.0351           5.9703            5.9142          5.8584
  100-11            6.2141            6.1481            6.0905           6.0293           5.9629            5.9055          5.8484
  100-11+           6.2126            6.1450            6.0861           6.0234           5.9555            5.8968          5.8384
  100-12            6.2110            6.1419            6.0817           6.0176           5.9482            5.8881          5.8283
  100-12+           6.2095            6.1389            6.0773           6.0118           5.9408            5.8794          5.8183
  100-13            6.2079            6.1358            6.0729           6.0059           5.9334            5.8707          5.8083
  100-13+           6.2064            6.1327            6.0684           6.0001           5.9261            5.8620          5.7983
  100-14            6.2049            6.1296            6.0640           5.9943           5.9187            5.8533          5.7883
  100-14+           6.2033            6.1266            6.0596           5.9885           5.9113            5.8446          5.7783
  100-15            6.2018            6.1235            6.0552           5.9826           5.9040            5.8359          5.7682
  100-15+           6.2002            6.1204            6.0508           5.9768           5.8966            5.8272          5.7582
  100-16            6.1987            6.1174            6.0464           5.9710           5.8893            5.8185          5.7482
  100-16+           6.1972            6.1143            6.0420           5.9652           5.8819            5.8098          5.7382
  100-17            6.1956            6.1112            6.0376           5.9593           5.8745            5.8011          5.7282
  100-17+           6.1941            6.1081            6.0332           5.9535           5.8672            5.7925          5.7182
  100-18            6.1925            6.1051            6.0288           5.9477           5.8598            5.7838          5.7082
  100-18+           6.1910            6.1020            6.0244           5.9419           5.8525            5.7751          5.6982
  100-19            6.1895            6.0989            6.0200           5.9361           5.8451            5.7664          5.6882
  100-19+           6.1879            6.0959            6.0156           5.9303           5.8378            5.7577          5.6782
  100-20            6.1864            6.0928            6.0112           5.9244           5.8304            5.7491          5.6682
  100-20+           6.1849            6.0897            6.0068           5.9186           5.8231            5.7404          5.6582
  100-21            6.1833            6.0867            6.0024           5.9128           5.8157            5.7317          5.6482
  100-21+           6.1818            6.0836            5.9980           5.9070           5.8084            5.7230          5.6383
  100-22            6.1802            6.0806            5.9936           5.9012           5.8011            5.7144          5.6283
  100-22+           6.1787            6.0775            5.9892           5.8954           5.7937            5.7057          5.6183
  100-23            6.1772            6.0744            5.9848           5.8896           5.7864            5.6971          5.6083
  100-23+           6.1756            6.0714            5.9804           5.8838           5.7790            5.6884          5.5983
  100-24            6.1741            6.0683            5.9760           5.8780           5.7717            5.6797          5.5884
  100-24+           6.1726            6.0653            5.9717           5.8722           5.7644            5.6711          5.5784
  100-25            6.1710            6.0622            5.9673           5.8664           5.7570            5.6624          5.5684
  100-25+           6.1695            6.0591            5.9629           5.8606           5.7497            5.6538          5.5585
  100-26            6.1680            6.0561            5.9585           5.8548           5.7424            5.6451          5.5485



                WAL       16.55            6.30            4.10             3.00            2.32            1.94            1.67
           Mod Durn       10.080           5.056           3.524            2.666           2.109           1.787           1.551
      Mod Convexity        1.357           0.300           0.139            0.078           0.048           0.034           0.026
   Principal Window   Jul13 to Sep19  Mar03 to Nov07  Oct01 to Apr04  Jan01 to Sep02  Aug00 to Jun01  Apr00 to Dec00  Feb00 to Aug00
      Maturity #mos      252             110              67               48              33              27              23


             Prepay     At 0 PPC       At 50 PPC       At 75 PPC       At 100 PPC      At 125 PPC      At 150 PPC      At 175 PPC

            Default
      Loss Severity
  Servicer advances
       Recovery Lag

   Delinquency rate

Optional Redemption
            LIBOR_1MO      5.625           5.625           5.625            5.625           5.625           5.625           5.625


--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124

IMCH9805,A4--Price/Yield

IMCH985A4
Face=$54,546,000.00
Settle at Pricing


At Pricing
Coupon 6.230000
Factor 1.000000
Accrual begins 19980901

 Price                0PPC            50PPC           75PPC           100PPC           125PPC            150PPC            175PPC
                      Yield

   100-06             6.2696          6.2491          6.2272           6.1957           6.1540            6.0927            6.0573
   100-06+            6.2683          6.2472          6.2247           6.1922           6.1493            6.0861            6.0496
   100-07             6.2671          6.2453          6.2222           6.1887           6.1445            6.0795            6.0419
   100-07+            6.2658          6.2434          6.2196           6.1852           6.1397            6.0729            6.0342
   100-08             6.2645          6.2415          6.2171           6.1817           6.1350            6.0663            6.0266
   100-08+            6.2633          6.2397          6.2145           6.1782           6.1302            6.0597            6.0189
   100-09             6.2620          6.2378          6.2120           6.1747           6.1255            6.0531            6.0112
   100-09+            6.2607          6.2359          6.2095           6.1712           6.1207            6.0465            6.0036
   100-10             6.2595          6.2340          6.2069           6.1677           6.1160            6.0399            5.9959
   100-10+            6.2582          6.2321          6.2044           6.1643           6.1113            6.0333            5.9882
   100-11             6.2570          6.2302          6.2019           6.1608           6.1065            6.0267            5.9806
   100-11+            6.2557          6.2284          6.1993           6.1573           6.1018            6.0202            5.9729
   100-12             6.2544          6.2265          6.1968           6.1538           6.0970            6.0136            5.9653
   100-12+            6.2532          6.2246          6.1942           6.1503           6.0923            6.0070            5.9576
   100-13             6.2519          6.2227          6.1917           6.1468           6.0875            6.0004            5.9499
   100-13+            6.2507          6.2209          6.1892           6.1433           6.0828            5.9938            5.9423
   100-14             6.2494          6.2190          6.1866           6.1399           6.0781            5.9872            5.9346
   100-14+            6.2482          6.2171          6.1841           6.1364           6.0733            5.9806            5.9270
   100-15             6.2469          6.2152          6.1816           6.1329           6.0686            5.9740            5.9193
   100-15+            6.2456          6.2134          6.1790           6.1294           6.0638            5.9675            5.9117
   100-16             6.2444          6.2115          6.1765           6.1259           6.0591            5.9609            5.9041
   100-16+            6.2431          6.2096          6.1740           6.1224           6.0544            5.9543            5.8964
   100-17             6.2419          6.2077          6.1715           6.1190           6.0496            5.9477            5.8888
   100-17+            6.2406          6.2059          6.1689           6.1155           6.0449            5.9412            5.8811
   100-18             6.2394          6.2040          6.1664           6.1120           6.0402            5.9346            5.8735
   100-18+            6.2381          6.2021          6.1639           6.1085           6.0354            5.9280            5.8658
   100-19             6.2368          6.2002          6.1613           6.1050           6.0307            5.9214            5.8582
   100-19+            6.2356          6.1984          6.1588           6.1016           6.0260            5.9149            5.8506
   100-20             6.2343          6.1965          6.1563           6.0981           6.0213            5.9083            5.8429
   100-20+            6.2331          6.1946          6.1537           6.0946           6.0165            5.9017            5.8353
   100-21             6.2318          6.1927          6.1512           6.0911           6.0118            5.8952            5.8277
   100-21+            6.2306          6.1909          6.1487           6.0877           6.0071            5.8886            5.8201
   100-22             6.2293          6.1890          6.1462           6.0842           6.0024            5.8820            5.8124
   100-22+            6.2281          6.1871          6.1436           6.0807           5.9976            5.8755            5.8048
   100-23             6.2268          6.1853          6.1411           6.0772           5.9929            5.8689            5.7972
   100-23+            6.2256          6.1834          6.1386           6.0738           5.9882            5.8624            5.7896
   100-24             6.2243          6.1815          6.1361           6.0703           5.9835            5.8558            5.7819
   100-24+            6.2231          6.1797          6.1335           6.0668           5.9787            5.8492            5.7743
   100-25             6.2218          6.1778          6.1310           6.0634           5.9740            5.8427            5.7667
   100-25+            6.2206          6.1759          6.1285           6.0599           5.9693            5.8361            5.7591
   100-26             6.2193          6.1740          6.1260           6.0564           5.9646            5.8296            5.7515



             WAL     24.85           12.14             8.07             5.41            3.79            2.62                2.23
        Mod Durn     12.350           8.278            6.131            4.459           3.278           2.360               2.031
   Mod Convexity      2.248           0.866            0.456            0.229           0.121           0.060               0.044
Principal Window Sep19 to Jul26  Nov07 to Jul13   Apr04 to May10   Sep02 to Feb07  Jun01 to Dec03  Dec00 to Aug01     Aug00 to Mar01
   Maturity #mos    334             178              140              101              63              35                  30


          Prepay   At 0 PPC       At 50 PPC        At 75 PPC       At 100 PPC      At 125 PPC      At 150 PPC          At 175 PPC

         Default
   Loss Severity
Servicer advances
    Recovery Lag

Delinquency rate

Optional
  Redemption
          LIBOR_1MO   5.625           5.625            5.625            5.625           5.625           5.625               5.625



--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124

IMCH9805,A4--Price/Yield

IMCH985A4
Face=$54,546,000.00
Settle at Pricing


At Pricing
Coupon 6.290000
Factor 1.000000
Accrual begins 19980901


Price           10CPR          14CPR         18CPR         20CPR         24CPR        28CPR       30CPR        35CPR         40CPR
                Yield

   99-22         6.3709         6.3705        6.3699        6.3695        6.3687       6.3675      6.3668       6.3647        6.3633
   99-22+        6.3691         6.3684        6.3674        6.3667        6.3651       6.3630      6.3616       6.3577        6.3553
   99-23         6.3674         6.3664        6.3648        6.3638        6.3615       6.3585      6.3564       6.3508        6.3473
   99-23+        6.3656         6.3643        6.3622        6.3610        6.3579       6.3539      6.3513       6.3439        6.3393
   99-24         6.3638         6.3623        6.3597        6.3581        6.3543       6.3494      6.3461       6.3370        6.3312
   99-24+        6.3621         6.3602        6.3571        6.3552        6.3507       6.3449      6.3409       6.3301        6.3232
   99-25         6.3603         6.3581        6.3546        6.3524        6.3471       6.3404      6.3358       6.3232        6.3152
   99-25+        6.3586         6.3561        6.3520        6.3495        6.3436       6.3358      6.3306       6.3163        6.3072
   99-26         6.3568         6.3540        6.3494        6.3467        6.3400       6.3313      6.3255       6.3094        6.2992
   99-26+        6.3550         6.3520        6.3469        6.3438        6.3364       6.3268      6.3203       6.3025        6.2912
   99-27         6.3533         6.3499        6.3443        6.3409        6.3328       6.3223      6.3151       6.2956        6.2832
   99-27+        6.3515         6.3478        6.3418        6.3381        6.3292       6.3177      6.3100       6.2887        6.2751
   99-28         6.3498         6.3458        6.3392        6.3352        6.3256       6.3132      6.3048       6.2818        6.2671
   99-28+        6.3480         6.3437        6.3367        6.3324        6.3221       6.3087      6.2997       6.2749        6.2591
   99-29         6.3462         6.3417        6.3341        6.3295        6.3185       6.3042      6.2945       6.2680        6.2511
   99-29+        6.3445         6.3396        6.3316        6.3267        6.3149       6.2997      6.2894       6.2612        6.2431
   99-30         6.3427         6.3376        6.3290        6.3238        6.3113       6.2952      6.2842       6.2543        6.2351
   99-30+        6.3410         6.3355        6.3265        6.3210        6.3078       6.2906      6.2791       6.2474        6.2271
   99-31         6.3392         6.3334        6.3239        6.3181        6.3042       6.2861      6.2739       6.2405        6.2191
   99-31+        6.3375         6.3314        6.3214        6.3153        6.3006       6.2816      6.2688       6.2336        6.2112
  100-00         6.3357         6.3293        6.3188        6.3124        6.2970       6.2771      6.2636       6.2267        6.2032
  100-00+        6.3340         6.3273        6.3163        6.3096        6.2934       6.2726      6.2585       6.2198        6.1952
  100-01         6.3322         6.3252        6.3137        6.3067        6.2899       6.2681      6.2533       6.2130        6.1872
  100-01+        6.3305         6.3232        6.3112        6.3039        6.2863       6.2636      6.2482       6.2061        6.1792
  100-02         6.3287         6.3211        6.3086        6.3010        6.2827       6.2590      6.2431       6.1992        6.1712
  100-02+        6.3269         6.3191        6.3061        6.2982        6.2792       6.2545      6.2379       6.1923        6.1632
  100-03         6.3252         6.3170        6.3035        6.2953        6.2756       6.2500      6.2328       6.1854        6.1552
  100-03+        6.3234         6.3150        6.3010        6.2925        6.2720       6.2455      6.2276       6.1786        6.1473
  100-04         6.3217         6.3129        6.2984        6.2896        6.2684       6.2410      6.2225       6.1717        6.1393
  100-04+        6.3199         6.3109        6.2959        6.2868        6.2649       6.2365      6.2174       6.1648        6.1313
  100-05         6.3182         6.3088        6.2933        6.2839        6.2613       6.2320      6.2122       6.1580        6.1233
  100-05+        6.3164         6.3068        6.2908        6.2811        6.2577       6.2275      6.2071       6.1511        6.1154
  100-06         6.3147         6.3047        6.2882        6.2782        6.2542       6.2230      6.2019       6.1442        6.1074
  100-06+        6.3129         6.3027        6.2857        6.2754        6.2506       6.2185      6.1968       6.1374        6.0994
  100-07         6.3112         6.3006        6.2832        6.2725        6.2470       6.2140      6.1917       6.1305        6.0914
  100-07+        6.3094         6.2986        6.2806        6.2697        6.2435       6.2095      6.1865       6.1236        6.0835
  100-08         6.3077         6.2965        6.2781        6.2669        6.2399       6.2050      6.1814       6.1168        6.0755
  100-08+        6.3059         6.2945        6.2755        6.2640        6.2363       6.2005      6.1763       6.1099        6.0675
  100-09         6.3042         6.2924        6.2730        6.2612        6.2328       6.1960      6.1712       6.1030        6.0596
  100-09+        6.3024         6.2904        6.2704        6.2583        6.2292       6.1915      6.1660       6.0962        6.0516
  100-10         6.3007         6.2883        6.2679        6.2555        6.2257       6.1870      6.1609       6.0893        6.0437



          WAL    13.60         10.81          8.09         7.02          5.30          4.04         3.48         2.52         2.14
     Mod Durn     8.891         7.592         6.117        5.472         4.364         3.457        3.031        2.266        1.952
Mod Convexity     1.015         0.721         0.457        0.361         0.220         0.136        0.104        0.055        0.041
    Principal    Sep09 to     Apr06 to      Mar04 to     Jul03 to      Jul02 to      Jun01 to      Apr01 to    Nov00 to     Jul00 to
       Window      Nov13        Apr13        Jul10        May09         Mar07          Jun04        Sep03       Jul01        Feb01
Maturity #mos   182           175           142          128           102            69           60           34           29


       Prepay   At 10 CPR     At 14 CPR     At 18 CPR    At 20 CPR     At 24 CPR     At 28 CPR    At 30 CPR    At 35 CPR   At 40 CPR

      Default
Loss Severity
    Servicer
     advances
 Recovery Lag

Delinquency rate

Optional
 Redemption
    LIBOR_1MO     5.625         5.625         5.625        5.625         5.625         5.625        5.625        5.625        5.625

--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124